UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) July 7, 2014

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      On July 9, 2014, Thomas Pinnau submitted his resignation from the Board of Directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”), effective August 1, 2014. Mr. Pinnau has served on the Board since 2012. He currently serves as a member of the Audit Committee and the Compensation and Development Committee. The Company’s Board has reduced the number of directors constituting the entire Board to seven directors pursuant to Section 2.1 of the Company’s Amended and Restated Bylaws, effective immediately following the effective date of Mr. Pinnau’s resignation from the Board on August 1, 2014.

On July 7, 2014, David Finnegan notified the Company of his intention to resign his position as Chief Information Bear. Mr. Finnegan’s resignation will be effective August 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: July 10, 2014	By:	/s/ Eric Fencl
		Name:	Eric Fencl
		Title:	Chief Bearrister—General Counsel and Secretary

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